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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) DECEMBER 14, 1998



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        0-20609                                          95-4033076
(Commission File Number)                    (I.R.S. Employer Identification No.)



                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)



                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

     On December 14, 1998, the Registrant announced its earnings for its fiscal year ended October 31, 1998 and for its fourth quarter of 1998. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release, dated December 14, 1998



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                          By: /s/ Lynne M. O. Brickner
                              ---------------------------------------
                              Lynne M. O. Brickner
                                Vice President, Secretary and General Counsel



Dated:  December 14, 1998

                                       2
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                                 EXHIBIT INDEX
                                 -------------



     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release, dated December 14, 1998.

                                       3